Exhibit 10.1

THIRD AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LAREDO PETROLEUM, INC.,

as Borrower,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

THE GUARANTORS SIGNATORY HERETO,

AND

THE BANKS SIGNATORY HERETO

THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of April 24, 2012, is among LAREDO PETROLEUM, INC., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Banks that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Banks (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.                                   The Borrower, the Administrative Agent and the Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2011 (as amended prior to the date herof, the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.                                     The Borrower desires to have the ability to issue up to $1,050,000,000 of Senior Notes (as defined in the Credit Agreement).

C.                                     The parties to the Credit Agreement have agreed to amend certain provisions of the Credit Agreement to facilitate the foregoing.

D.                                    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

Section 2.                                            Amendment to Section 9.1 of the Credit Agreement.              Section 9.1(d) of the Credit Agreement is hereby amended to delete the reference to “$550,000,000” and replace it with “$1,050,000,000”.

Section 3.                                            Conditions Precedent.  The effectiveness of this Third Amendment is subject to the following:

3.1                                 The Administrative Agent shall have received counterparts of this Third Amendment from the Obligors and the Required Banks.

3.2                                 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Third Amendment.

3.3                                 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

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The Administrative Agent shall notify the Borrower and the Banks of the effectiveness of this Third Amendment, and such notice shall be conclusive and binding.

Section 4.                                            Representations and Warranties; Etc.  Each Obligor hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Obligor is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Papers or will, after giving effect to this Third Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred.

Section 5.                                            Miscellaneous.

5.1                                 Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2                                 Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (c) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party and (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.

5.3                                 Counterparts.  This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4                                 No Oral Agreement.  THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5                                 Governing Law.  THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6                                 Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the

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transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7                                 Severability.  Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8                                 Successors and Assigns.  This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed effective as of the date first written above.

BORROWER:	LAREDO PETROLEUM, INC.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

GUARANTORS:	LAREDO PETROLEUM HOLDINGS, INC.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO PETROLEUM TEXAS, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO GAS SERVICES, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO PETROLEUM — DALLAS, INC.,
f/k/a Broad Oak Energy, Inc.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ Tom K. Martin
Tom K. Martin
Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Christopher Renyi
Christopher Renyi
Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Mark E. Olson
Mark E. Olson
Authorized Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE, as a Bank

By:	/s/ Jason Henderson
Jason Henderson
Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A., as a Bank

By:	/s/ Josh Patterson
Josh Patterson
Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC., as a Bank

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS, as a Bank

By:	/s/ Matt Turner
Matt Turner
Vice President

By:	/s/ Edward Pak
Edward Pak
Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND plc, as a Bank

By:	/s/ Julia R. Franklin
Julia R. Franklin
Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ Terry Donovan
Terry Donovan
Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Michael Higgins
Michael Higgins
Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Bank

By:	/s/ Ann Van Wagener
Ann Van Wagener
Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA,
as a Bank

By:	/s/ Pam P. Schloeder
Pam P. Schloeder
Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST, as a Bank

By:	/s/ Parul June
Parul June
Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Bank

By:	/s/ John S. Lesikar
John S. Lesikar
Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Michelle Latzoni
Michelle Latzoni
Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT